David P. Roy
IntraLinks
Investor Relations
212-342-7690
droy@intralinks.com

Radley Moss
IntraLinks
Public Relations
212-543-7717
rmoss@intralinks.com

IntraLinks Announces Third Quarter Financial Results

Revenue grows 41% year-over-year

NEW YORK, NY – November 4, 2010 – IntraLinks Holdings, Inc. (NYSE: IL), a leading provider of critical information exchange solutions, today announced results for its third quarter ended September 30, 2010.

Financial highlights for the third quarter include:

-Total revenue of $47.9 million, up 41% year-over-year
-Enterprise revenue of $22.1 million, up 49% year-over-year
-M&A revenue of $18.2 million, up 58% year-over-year
-GAAP net loss narrows to $2.5 million, compared to $2.9 million in the prior year
-Non-GAAP net income* increases 105% year-over-year to $3.8 million
-Non-GAAP adjusted EBITDA* of $16.4 million, a 34% non-GAAP adjusted EBITDA margin*
-2010 revenue and profitability guidance increased to reflect strong momentum

“The very strong revenue growth for the quarter and year to date is reflective of the growing demand for our cloud-based critical information exchange platform,” said Andrew Damico, president and CEO, IntraLinks. “The continued rapid growth of IntraLinks’ Enterprise business and our leading position in Mergers and Acquisitions is proof that we deliver real innovation and value to our customers.”

“The company’s ongoing execution and the scalability of our business model led to third quarter revenue and profitability that were above our guidance,” said Anthony Plesner, CFO, IntraLinks. “This performance also drove improved cash flow in the third quarter.”

Third Quarter 2010 Summary:

Total third quarter revenue was $47.9 million, an increase of 41% on a year-over-year basis. Enterprise revenue was $22.1 million, up 49%; Mergers and Acquisitions (M&A) revenue was $18.2 million, up 58%; and Debt Capital Markets (DCM) revenue was $7.6 million, in line with the prior year.

Non-GAAP adjusted EBITDA* was $16.4 million, representing a non-GAAP adjusted EBITDA margin of 34% and an increase of 52% compared to $10.8 million in the year ago period.

GAAP net loss for the third quarter was $2.5 million, compared to a $2.9 million GAAP net loss in the same quarter a year ago. Basic and diluted GAAP net loss per share in the third quarter was $0.14, compared with a basic and diluted GAAP net loss per share of $1.73 in the same quarter a year ago.

The company generated non-GAAP net income of $3.8 million in the third quarter 2010, which includes an accounting charge of $4.1 million, after tax, related to the extinguishment of debt during the period and an income tax benefit of $3.3 million related to a state tax rate differential, which was accounted for as a discrete item in the period.  Non-GAAP net income of $3.8 million in the third quarter of 2010 represents an increase of 105% over prior year non-GAAP net income of $1.8 million.  Non-GAAP net income per share in the third quarter 2010 was $0.07 on a basis of 50.8 million shares outstanding, an increase compared to $0.04 per share on a basis of 49.5 million shares outstanding in the prior year’s comparable quarter.  The shares outstanding are on a diluted, pro forma basis, assuming that the initial public offering of shares, inclusive of the underwriters’ overallotment, and the conversion of outstanding preferred stock to common stock occurred at the beginning of each respective period.

Deferred revenue on the balance sheet as of September 30, 2010 was $35.2 million, an increase of 42% on a year-over-year basis. Deferred revenue represents the billed but unearned portion of existing contracts for services to be provided.  Deferred revenue does not include future potential revenue represented by the unbilled portion of existing commitments of our customers.

Business Outlook:

Based on information available as of November 4, 2010, IntraLinks is issuing guidance for the fourth quarter 2010, full year 2010 and full year 2011 as follows:

Fourth Quarter 2010
Revenue: $48 million to $50 million
Gross margin:
GAAP: 74% to 75%
Non-GAAP*: 81% to 82%
Operating margin:
GAAP: 8% to 10%
Non-GAAP*: 25% to 27%
Non-GAAP adjusted EBITDA*: $17 million to $19 million.

Full Year 2010
Revenue: $180 million to $182 million
Gross margin:
GAAP: 73% to 74%
Non-GAAP*: 81% to 82%
Operating margin:
GAAP: 4% to 6%
Non-GAAP*: 23% to 24%
Non-GAAP adjusted EBITDA*: $ 58 million to $60 million

Full Year 2011
Revenue: $210 million to $220 million
Gross margin:
GAAP: 75% to 76%
Non-GAAP*: 81% to 82%
Operating margin:
GAAP: 7% to 9%
Non-GAAP*: 24% to 26%
Non-GAAP adjusted EBITDA*: $69 million to $75 million

Quarterly Conference Call

IntraLinks will host a conference call today at 9:00 a.m. Eastern Time (ET) to discuss the company’s third quarter financial results and its business outlook for the fourth quarter and full year 2010, and provide initial guidance for 2011, which may include guidance supplemental to the above.  To access this call, dial 866-440-1940 (domestic) or 706-758-9574 (international). A passcode is not required. This presentation will also be webcast live on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

Following the conference call, a replay will be available until November 11, 2010, at 800-642-1687 (domestic) or 706-645-9291 (international). The passcode for the replay is 19557697. An archived webcast of this conference call will also be available on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

About IntraLinks

IntraLinks (NYSE: IL) is a leading global provider of Software-as-a-Service solutions for securely managing content, exchanging critical business information and collaborating within and among organizations. More than 1.3 million professionals in industries including financial services, pharmaceutical, biotechnology, consumer, energy, industrial, legal, insurance, real estate and technology, as well as government agencies, have utilized IntraLinks' easy-to-use, cloud-based solutions. IntraLinks users can accelerate information-intensive business processes and workflows, meet regulatory and risk management requirements and collaborate with customers, partners and counterparties in a secure, auditable and compliant manner. IntraLinks counts 800 of the Fortune 1000 as users. For more information, visit www.intralinks.com or http://blog.intralinks.com. You can also follow IntraLinks on Twitter at http://twitter.com/intralinks and Facebook at www.facebook.com/IntraLinks.

*Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with GAAP, including non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income per share, non-GAAP adjusted EBITDA, and non-GAAP adjusted EBITDA margin. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Non-GAAP gross margin, operating margin, net income and net income per share represent the corresponding GAAP measures adjusted for stock-based compensation expense and amortization of intangible assets.  Non-GAAP net income per share is shown on a pro-forma basis, assuming the conversion of preferred shares and initial public offering occurred at the beginning of the respective periods.  Adjusted EBITDA represents net income (loss) adjusted for (1) interest expense, net of interest income, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs (7) loss on extinguishment of debt and (8) other (income) expense. Items (1) through (8) are excluded from net income (loss) internally when evaluating our operating performance. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.

Management believes that non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income per share, non-GAAP adjusted EBITDA, and non-GAAP adjusted EBITDA margin, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. Additionally, management believes that non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, adjusted EBITDA and adjusted EBITDA margin provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period-to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, adjusted EBITDA, and adjusted EBITDA margin are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating margin, net loss or net loss per share as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in this press release.

###

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy.   Further information on these and other factors that could affect the company’s financial results is contained in our public filings with the Securities and Exchange Commission (SEC) from time to time, including our Registration Statement on Form S-1 (Registration No. 333-165991), which was declared effective by the Securities and Exchange Commission on August 5, 2010, and subsequent filings with the SEC.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IntraLinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

IntraLinks and the IntraLinks logo are registered trademarks of IntraLinks Holdings, Inc. All rights reserved.

INTRALINKS HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and per Share Data)

	September 30,	December 31,
	2010	2009
ASSETS	(unaudited)

Current assets:
Cash and cash equivalents	$31,296	$30,481
Restricted cash	-	87
Accounts receivable, net of allowances of $2,590 and $2,470, respectively	36,812	25,898
Investments	960	3,414
Deferred taxes	6,979	6,979
Prepaid expenses and other current assets	7,125	6,355
Total current assets	83,172	73,214

Fixed assets, net	9,404	7,064
Capitalized software, net	25,230	20,734
Goodwill	215,478	215,478
Other intangibles, net	168,021	189,604
Other assets	1,911	3,247
Total assets	$503,216	$509,341

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$5,646	$8,870
Accrued expenses and other current liabilities	18,335	21,958
Deferred revenue	35,239	26,795
Total current liabilities	59,220	57,623
Long term debt	158,911	290,513
Deferred taxes	33,086	42,719
Other long term liabilities	3,300	4,040
Total liabilities	254,517	394,895
Commitments and contingencies
Redeemable convertible preferred stock:
Series A $0.001 par value, 10,000,000 shares authorized; 0 and 35,864,887 shares issued and outstanding (liquidation preference of $0 and $176,604) as of September 30, 2010 and December 31, 2009, respectively	-	176,478
Stockholders' equity (deficit)
Common stock, $0.001 par value; 300,000,000 shares authorized; 50,256,662 and 3,152,669 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	50	3
Additional paid-in capital	326,797	4,302
Accumulated deficit	(78,314)	(66,377)
Accumulated other comprehensive income	166	40
Total stockholders' equity (deficit)	248,699	(62,032)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$503,216	$509,341

INTRALINKS HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Revenue	$47,874	$34,037	$132,215	$101,523
Cost of revenue	11,916	10,619	34,947	37,468
Gross profit	35,958	23,418	97,268	64,055
Operating expenses:
Product development	5,030	2,764	13,774	8,780
Sales and marketing	20,130	15,130	58,256	43,073
General and administrative	7,234	5,099	20,376	14,640
Restructuring costs	-	45	-	338
Total operating expenses	32,394	23,038	92,406	66,831
Income (loss) from operations	3,564	380	4,862	(2,776)
Interest expense, net	5,862	7,405	19,998	21,430
Amortization of debt issuance costs	1,111	464	2,026	1,414
Loss on extinguishment of debt	4,974	-	4,974	-
Other (income) expense	(919)	625	(1,229)	10,326
Net loss before income tax	(7,464)	(8,114)	(20,907)	(35,946)
Income tax benefit	(4,951)	(5,175)	(8,970)	(15,807)
Net loss	(2,513)	(2,939)	(11,937)	(20,139)

Net loss per common share - basic and diluted	$(0.14)	$(1.73)	$(1.94)	$(13.10)

Weighted average number of shares
used in calculating net loss per common share -
basic and diluted	18,056,423	1,699,094	6,153,359	1,537,136

INTRALINKS HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(unaudited)

	Nine Months Ended September 30,
	2010	2009

Net loss	$(11,937)	$(20,139)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,137	8,610
Stock-based compensation expense	2,846	1,246
Amortization of intangible assets	21,583	27,721
Amortization of debt discount	116	116
Amortization of debt issuance cost	2,026	1,415
Provision for bad debts and customer credits	332	479
Gain on disposal of fixed assets, including insurance proceeds	(221)	(4)
Change in deferred taxes	(9,634)	(16,252)
(Gain) loss on interest rate swap	(1,393)	9,666
Loss on extinguishment of debt	4,974	-
Non-cash interest expense	4,880	8,723

Changes in operating assets and liabilities:
Restricted cash	87	451
Accounts receivable	(11,219)	(233)
Prepaid expenses and other current assets	155	(330)
Other assets	(2,391)	50
Accounts payable	(3,231)	(1,520)
Accrued expenses and other liabilities	(1,800)	(3,020)
Deferred revenue	8,662	(266)
Net cash provided by operating activities	15,972	16,713

Cash flows from investing activities:
Capital expenditures	(6,550)	(3,745)
Capitalized software development costs	(12,470)	(7,801)
Purchase of bank time deposits with maturities greater than three months	(4,320)	-
Sale of investments and maturity of bank time deposits greater than three months	6,810	25
Net cash used in investing activities	(16,530)	(11,521)

Cash flows from financing activities:
Proceeds from exercise of stock options	240	1
Offering costs paid in connection with initial public offering	(1,767)	-
Capital lease payments	(27)	(93)
Proceeds from initial public offering	144,838	-
Repayments of long-term debt	(137,778)	(2,873)
Prepayment penalty on PIK loan	(4,092)	-
Net cash provided by (used in) financing activities	1,414	(2,965)

Effect of foreign exchange rate changes on cash and cash equivalents	(41)	(65)

Net increase in cash and cash equivalents	815	2,162

Cash and cash equivalents at beginning of period	30,481	24,671

Cash and cash equivalents at end of period	$31,296	$26,833

INTRALINKS HOLDINGS, INC.
RECONCILIATION OF NON-GAAP TO GAAP FINANCIAL MEASURES- HISTORICAL
(In Thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Reconciliation of Non-GAAP adjusted EBITDA, Non-GAAP adjusted EBITDA margin and Free cash flow:

Net loss	$(2,513)	$(2,939)	$(11,937)	$(20,139)
Interest expense, net	5,862	7,405	19,998	21,430
Income tax benefit	(4,951)	(5,175)	(8,970)	(15,807)
Depreciation and amortization	4,531	2,725	12,137	8,612
Amortization of intangible assets	7,157	7,218	21,583	27,720
Stock-based compensation expense	1,102	429	2,846	1,246
Amortization of debt issuance costs	1,111	464	2,026	1,414
Loss on extinguishment of debt	4,974	-	4,974	-
Other (income) expense	(919)	625	(1,229)	10,326
Non-GAAP adjusted EBITDA	$16,354	$10,752	$41,428	$34,802

Non-GAAP adjusted EBITDA margin	34.2%	31.6%	31.3%	34.3%

Capital expenditures	$4,765	$4,470	$19,020	$11,546

Free cash flow	$11,589	$6,282	$22,408	$23,256

Reconciliation of Non-GAAP gross margin:

Gross profit	$35,958	$23,418	$97,268	$64,055

Gross margin	75.1%	68.8%	73.6%	63.1%

Cost of revenue- stock-based compensation expense	36	13	64	53
Cost of revenue- amortization of intangible assets	3,309	3,309	9,927	15,994
Non-GAAP gross profit	$39,303	$26,740	$107,259	$80,102

Non-GAAP gross margin	82.1%	78.6%	81.1%	78.9%

Reconciliation of Non-GAAP income from operations:

Income (loss) from operations	$3,564	$380	$4,862	$(2,776)
Stock-based compensation expense	1,102	429	2,846	1,246
Amortization of intangible assets	7,157	7,218	21,583	27,720
Non-GAAP income from operations	$11,823	$8,027	$29,291	$26,190

Non-GAAP income from operations as a percentage of total revenue	24.7%	23.6%	22.2%	25.8%

Income (loss) from operations as a percentage of total revenue	7.4%	1.1%	3.7%	-2.7%

Reconciliation of Non-GAAP net income (loss):
Net loss	$(2,513)	$(2,939)	$(11,937)	$(20,139)
Stock-based compensation expense	1,102	429	2,846	1,246
Amortization of intangible assets	7,157	7,218	21,583	27,720
Income tax adjustment*	(1,978)	(2,873)	(7,373)	(9,957)
Non-GAAP net income (loss)	$3,768	$1,835	$5,119	$(1,130)

*Income tax adjustment is used to adjust the GAAP income tax benefit to a non-GAAP income taxes provision (benefit).

INTRALINKS HOLDINGS, INC.
RECONCILIATION OF NON-GAAP TO GAAP FINANCIAL MEASURES- GUIDANCE
(In Thousands)
(unaudited)

	Three Months Ending	Year Ending	Year Ending
	December 31,	December 31,	December 31,
	2010	2010	2011
Reconciliation of Non-GAAP adjusted EBITDA, Non-GAAP adjusted EBITDA margin and Free cash flow:

Net income (loss)	$690	$(11,247)	$389
Interest expense, net	4,231	24,229	14,300
Income tax provision (benefit)	547	(8,423)	6,788
Depreciation and amortization	4,757	16,894	18,000
Amortization of intangible assets	7,157	28,740	28,630
Stock-based compensation expense	1,019	3,865	5,691
Amortization of debt issuance costs	349	2,375	1,202
Loss on extinguishment of debt	-	4,974	-
Other income	(750)	(1,979)	(3,000)
Non-GAAP adjusted EBITDA	$18,000	$59,428	$72,000

Non-GAAP adjusted EBITDA margin	36.7%	32.8%	33.5%

Capital expenditures	$3,425	$22,445	$24,000

Free cash flow	$14,575	$36,983	$48,000

Reconciliation of Non-GAAP gross margin:

Gross profit	$36,651	$133,919	$162,133
Gross margin	74.8%	73.9%	75.4%

Cost of revenue- stock-based compensation expense	40	104	150
Cost of revenue- amortization of intangible assets	3,309	13,236	13,237
Non-GAAP gross profit	$40,000	$147,259	$175,520

Non-GAAP gross margin	81.6%	81.3%	81.6%

Reconciliation of Non-GAAP income from operations:

Income from operations	$4,574	$9,436	$19,529
Stock-based compensation expense	1,019	3,865	5,691
Amortization of intangible assets	7,157	28,740	28,630
Non-GAAP income from operations	$12,750	$42,041	$53,850

Non-GAAP income from operations as a percentage of total revenue	26.0%	23.2%	25.0%

Income from operations as a percentage of total revenue	9.3%	5.2%	9.1%

Reconciliation of Non-GAAP net income (loss):
Net income (loss)	$690	$(11,247)	$389
Stock-based compensation expense	1,019	3,865	5,691
Amortization of intangible assets	7,157	28,740	28,630
Income tax adjustment*	(4,147)	(11,539)	(10,410)
Non-GAAP net income	$4,719	$9,819	$24,300

*Income tax adjustment is used to adjust the GAAP income tax benefit to a non-GAAP income tax provision (benefit).